"The Number One Community Bank With The Best Customer Service In Town" November 1, 2006 Investor Meeting Investor Meeting SunTrust Robinson Humphrey

Certain of the statements made herein are forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934. In addition, Fidelity Southern Corporation ("FSC" or "the Company"), through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties. Actual results could differ materially from the results expressed in the forward-looking statements. Certain factors, which could affect the accuracy of such forward-looking statements, are identified in the public filings made by FSC with the Securities and Exchange Commission, including the Company's Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2005, the Form 10-Q for the three months ended June 30, 2006, and the earnings release for the quarter ended September 30, 2006. Forward-looking statements contained in this or other public statements of FSC or made by its senior management should be considered in light of those factors. FSC undertakes no obligation to revise these statements after the date of this presentation. Forward-Looking Disclaimer

Company Overview Headquartered Atlanta, GA Listing NASDAQ Symbol LION Book Value - Sept. 30, 2006 $9.93 Market Cap. - Sept. 30, 20061 $169 Million Ann. Cash Dividend Effective 2006 $.32 Total Assets - Sept. 30, 2006 $1.6 Billion www.lionbank.com Market Capitalization was $174 Million at October 26, 2006

Metropolitan Atlanta 21 Full-Service Branches 38 ATMs (+2 at Year End) 1 Internet (Cyber) Branch Florida LPO in Jacksonville SBA and Indirect Lenders in Tampa SBA Lender in Tallahassee Tennessee SBA and Indirect Lenders Company Overview: Delivery System Branch To Open Soon Current Branch

Strengthening Retail Banking Footprint Branch Expansion Program Sugarloaf Branch Opened May 2006 Conyers Branch Opened September 2006 Newnan Branch To Open 4Q 2006/1Q 2007 Significantly Expanding Our SBA Lending Team Accelerating Aggressive Deposit Acquisition Program Significantly Growing Commercial and Construction Banking Businesses Maintaining Strong Asset Quality Strategic Plan: Core Bank Growth

Common Stock Book Value Increased 7.9% Commercial and Industrial Loans Grew 37.8% Construction Loans Grew 34.2% SBA Loans Grew 100.0% Average Interest-Earning Assets Grew 12.3% Net Charge-Offs Declined 11.3% Average Deposits Grew 16.5% Noninterest Income Increased 5.7% 2006/2005 Sept. YTD Performance

Financial Performance Dollars in millions 2006 represents September 30, 2006, balances Year-to-date Average Interest-Earning Assets1, 2 CAGR CAGR 5 yr 10.66% 9/30/06 - 9/30/053 12.27% 2001 2002 2003 2004 2005 2006 Income 833 883 986 1115 1249 1382 $883 $986 $1,115 $1,249 $1,382 $833 YTD 9/30/05 YTD 9/30/06 Net Interest Income 1231 1382 $1,231 $1,382

Commercial - Financing & Real Estate 1 Financial Performance - Loan Growth 2001 2002 2003 2004 2005 2006 Income 129 145 157 185 201 270 CAGR CAGR 5 yr 15.92% 9/30/05 - 9/30/062 37.76% Period-end balances (dollars in millions) 2006 represents September 30, 2006, balances Year-to-date $145 $157 $185 $201 $270 $129 YTD 9/30/05 YTD 9/30/06 196 270 $270 $196

Real Estate - Construction 1 Financial Performance - Loan Growth 2001 2002 2003 2004 2005 2006 Income 98 112 120 162 211 255 $112 $120 $162 $211 $98 $255 CAGR CAGR 5 yr 21.08% 9/30/05 - 9/30/062 34.21% Period-end balances (dollars in millions) 2006 represents September 30, 2006, balances Year-to-date YTD 9/30/05 YTD 9/30/06 190 255 $255 $190

Financial Performance Asset Quality1 1) Dollars in thousands

2003 2004 2005 09/30/2006 Noninterest-Bearing 111 116 121 134 DDA & MM 169 251 225 261 Savings 131 127 177 175 Time 477 522 601 778 Financial Performance Deposits Period-end balances (dollars in millions)

Financial Performance 2003 2004 2005 Income 70474 74250 88395 Revenues1,2 Revenues represent interest income and noninterest income Dollars in thousands Year-to-date $74,250 $88,395 YTD 9/30/05 YTD 9/30/06 64278 81610 CAGR CAGR 3 yr 4.52% 9/30/05 - 9/30/063 26.96% $81,610 $64,278

Financial Performance 2003 2004 2005 Net Interest Income 32880 35739 39445 Dollars in thousands From continuing operations in 2003 Year-to-date Net Interest Income1, 2 $32,880 $35,739 $39,445 YTD 9/30/05 YTD 9/30/06 29119 32042 CAGR CAGR 3 yr 9/30/05 - 9/30/063 9.26% 10.04% $32,042 $29,119

2003 2004 2005 13756 14550 14226 Noninterest Income1,2 Financial Performance Dollars in thousands From continuing operations in 2003 Year-to-date $13,756 $14,550 $14,266 YTD 9/30/05 YTD 9/30/06 10706 11311 CAGR CAGR 9/30/05 - 9/30/063 5.65% $11,311 $10,706

2001 2002 2003 2004 2005 40381 38648 36791 34070 35001 Financial Performance Noninterest Expense1,2 Noninterest Expense 5 yr CAGR (1.67)% $40,381 1) Dollars in thousands 2) From continuing operations through 2003 $38,648 $36,791 $34,070 $35,001

Financial Performance 2003 2004 2005 Income 3753 7632 10326 Income from Continuing Operations1 Dollars in thousands $7,632 $10,326 CAGR CAGR 3 yr 48.10%

2001 2002 2003 2004 2005 2006 6.64 7.99 8.01 8.64 9.39 9.93 CAGR CAGR 5 yr 8.38% Financial Performance - Capital Book Value Per Share 1 $7.99 $8.01 $8.64 $9.39 $6.64 $9.93 1) 2006 represents September 30, 2006, Book Value Per Share

Financial Performance 2001 2002 2003 2004 2005 0.18 0.36 0.42 0.84 1.12 Income from continuing operations through 2003 - diluted $.36 $.42 $.84 $1.12 $.18 EPS Growth 1 CAGR CAGR 5 yr 31.95%

Financial Performance - Total Return Performance *Source: SNL Financial LC. Used with permission. All rights reserved. snl.com.

Looking Ahead - 2006 and Beyond Due to merger activity (ex. SouthTrust, Flag, Main St., Piedmont Bancshares), there are good customers looking for a change Fidelity is effectively marketing itself through its personal calling and networking programs Keeping focus on community banking Growing Branch Network Accelerating Deposit Acquisition Program Significantly Expanding SBA Program